UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2006

Commission File No. 000-51342

CHARTWELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	95-3979080 (I.R.S. Employer Identification No.)

177 Madison Avenue, 2nd Floor

Morristown, New Jersey 07960

(Address and telephone number of principal executive offices) (Zip Code)

(973) 400-7010

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 14, 2006, the Chartwell International, Inc.’s (the “Company) Board of Directors adopted a new Code of Business Conduct and Ethics for the Company (the “Code”), which shall replace the Company’s existing Code of Ethics. The Code provides more comprehensive standards as applied to all employees, officers and directors. The Code is attached hereto as Exhibit 14.1 and is available on the Company’s website at www.chartwellinternational.com by selecting “Investors,” then “Corporate Governance,” and then clicking on the link to “Download the Code of Business Conduct and Ethics.”

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description:
14.1	Code of business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC., a Nevada Corporation
Dated: November 21, 2006	/s/ Paul Biberkraut Paul Biberkraut, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description:
14.1	Code of Business Conduct and Ethics

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